SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: April 17, 2003

COLORADO MEDTECH, INC.

(Exact name of registrant as specified in its charter)

Colorado	000-12471	84-0731006

(State or other jurisdiction	(Commission File	I.R.S. Employer
of incorporation)	Number)	Identification No.)

345 S. Francis St., Unit F, P.O. Box 819
Longmont, Colorado 80502-0819

(Address, including zip code, of principal executive offices)

(303) 530-2660

(Registrant’s telephone number, including area code)

Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1 Letter from Duncan Soukup
EX-99.2 Press Release

Item 5. Other Events.

     On April 17, 2003, Duncan Soukup resigned as a member of the Board of Directors of Colorado MEDtech, Inc. (the “Company”). A copy of Mr. Soukup’s resignation letter is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. On April 25, 2003, the Company issued a press release announcing Mr. Soukup’s resignation. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

     (c)  Exhibits.

No.	Description

99.1	Letter from Duncan Soukup dated April 17, 2003.
99.2	Press Release of Colorado MEDtech, Inc., issued April 25, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED, this 25th day of April, 2003.

COLORADO MEDTECH, INC.

	By:	/s/ Peter J. Jensen

Peter J. Jensen Vice President

EXHIBIT INDEX

No.	Description

99.1	Letter from Duncan Soukup dated April 17, 2003.
99.2	Press Release of Colorado MEDtech, Inc., issued April 25, 2003.